Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 13 dated December 8, 2016

To

Prospectus dated July 27, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 27, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through December 7, 2016, we received and accepted subscriptions in our offerings for approximately 100,051,600 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,028,571,100, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

FIFTH AMENDED AND RESTATED DISTRIBUTION REINVESTMENT PLAN

On December 8, 2016, we further amended and restated our distribution reinvestment plan, or the fifth amended and restated distribution reinvestment plan.  The fifth amended and restated distribution reinvestment plan will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, February 1, 2017.

Under the fourth amended and restated distribution reinvestment plan, cash distributions to participating shareholders are reinvested in additional shares of common stock at a purchase price equal to 90% of the public offering price per share in effect as of the date of issuance.

Under the fifth amended and restated distribution reinvestment plan, cash distributions to participating shareholders will be reinvested in additional shares at a purchase price that is equal to the estimated net asset value per share as of the date of issuance.

SHARE REPURCHASE PROGRAM

On December 8, 2016, we amended the terms of our quarterly share repurchase program. The amendments to the share repurchase program will be effective as of our quarterly repurchase offer for the fourth quarter of 2016, which commenced on November 18, 2016 and will be completed in January 2017.

Under the existing share repurchase program, we offer to repurchase shares on a quarterly basis at a price equal to 90% of the public offering price per share in effect on each date of repurchase. Under the amended share repurchase program, we will offer to repurchase shares at a repurchase price that is equal to the estimated net asset value per share determined on each date of repurchase.